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                                                                    EXHIBIT 23.1

                    [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this Form 8-K, and to the incorporation by reference in the registration statements of Nortek, Inc. on Form S-8 (File No.'s 33-22527, 33-47897 and 333-39293), of our report dated February 20, 1998, on our audit of the consolidated financial statements of NuTone Inc. and Subsidiary as of December 31, 1997, and for the year then ended.


                                                  /s/ PricewaterhouseCoopers LLP


Cincinnati, Ohio
August 12, 1998